Exhibit 99.1

ScanTech AI Announces Consultancy Agreement with FSR Capital to Bolster Compliance and Capital Markets Strategy

Atlanta, GA, September 3, 2025 - ScanTech AI Systems Inc. (the "Company" or "ScanTech AI") (Nasdaq: STAI), a next-generation provider of AI-powered CT screening systems for aviation, customs, and critical infrastructure, today announced a consultancy agreement with FSR Group Pte. Ltd. (“FSR Capital”) to provide specialized advisory services in capital markets, Nasdaq compliance, and SEC reporting. This forward-looking initiative highlights ScanTech AI’s proactive commitment to resolving ongoing regulatory challenges, enhancing investor confidence, and positioning the Company for sustained growth in a competitive market.

FSR Capital brings a team with a proven track record of success in navigating Nasdaq compliance issues for public companies, including bid price deficiencies and filing delays, with a focus on achieving regulatory stability and share price improvement.

"Our ScanTech AI leadership team is taking decisive action to help overcome regulatory challenges and position the Company for long-term success,” said Dolan Falconer, Chief Executive Officer of ScanTech AI. “By partnering with FSR Capital, we are working with a team that has a strong track record in De-SPAC turnarounds, directly relevant to our situation. We believe this engagement will accelerate our path to compliance while creating a stronger foundation for improved liquidity, greater market stability, and enhanced stockholder value."

Calvin Ling, President of FSR Capital, commented: "We are thrilled to work with ScanTech AI during this pivotal time. Our team's proven track record in resolving Nasdaq compliance matters and optimizing investor relations—demonstrated through successful guidance for companies facing listing standards and capital market pressures—positions us to deliver tailored strategies that help to drive regulatory resolution and long-term market success for ScanTech AI."

FSR Capital specializes in strategic advisory for public companies facing complex regulatory and market dynamics, ensuring adherence to regulatory compliance while fostering growth opportunities.

This engagement aligns with ScanTech AI’s ongoing innovations in AI-driven security solutions. The Company remains committed to operational excellence and transparent communication.

About ScanTech AI

ScanTech AI Systems Inc. (Nasdaq: STAI) has developed one of the world’s most advanced non-intrusive ‘fixed-gantry’ CT screening technologies. Utilizing proprietary artificial intelligence and machine learning capabilities, ScanTech AI’s state-of-the-art scanners accurately and quickly detect hazardous materials and contraband. Engineered to automatically locate, discriminate, and identify threat materials and items of interest, ScanTech AI’s solutions are designed for use in airports, seaports, borders, embassies, corporate headquarters, government and commercial buildings, factories, processing plants, and other facilities where security is a priority.

For more information, visit www.scantechais.com and investor.scantechais.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (“Exchange Act”), including statements regarding ScanTech AI’s management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including any results from the Company’s engagement of FSR Capital or FSR Capital’s efforts pursuant to the consultancy agreement, revenue growth and financial performance, product expansion, and services. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Additionally, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on the current expectations and beliefs made by the management of ScanTech AI, in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effect on ScanTech AI, as well as other factors they believe are appropriate under the circumstances. There can be no assurance that future developments affecting ScanTech AI will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including product and service acceptance, regulatory oversights, research and development success, and that ScanTech AI will have sufficient capital to operate as anticipated. Should one or more of these risks of uncertainties materialize, or should any of the assumptions of ScanTech AI prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the filings of ScanTech AI (and its predecessor, Mars Acquisition Corp.) with the U.S. Securities and Exchange Commission (the “SEC”), and in the current and periodic reports filed or furnished by ScanTech AI (and its predecessor, Mars Acquisition Corp.) from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on the information available to ScanTech AI as of the date hereof, and ScanTech AI assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may otherwise be required under applicable securities laws.

Contact

ScanTech AI Systems Inc.

James White, CFO

jwhite@scantechibs.com

Investor & Media Relations Contact:

International Elite Capital Inc.

Annabelle Zhang

+1(646) 866-7928

annabelle@iecapitalusa.com